UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2019

Commission file no. 333-133184-12

Neiman Marcus Group LTD LLC

(Exact name of registrant as specified in its charter)

Delaware	20-3509435
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Marcus Square 1618 Main Street Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 743-7600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

To the extent applicable, the disclosures in Item 7.01 below are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

In connection with previously disclosed discussions to enhance its capital structure, Neiman Marcus Group LTD LLC (the “Company”), an ad hoc committee of holders (the “Noteholders”) of the Company’s unsecured 8.750%/9.500% Senior PIK Toggle Notes due 2021 (the “PIK Toggle Notes”) and the Company’s unsecured 8.000% Senior Cash Pay Notes due 2021 (together with the PIK Toggle Notes, the “Notes”) and an ad hoc committee of holders (the “Term Lenders”) of the loans (the “Term Loans”) under the Company’s term loan credit facility have reached an agreement in principle on the framework of a comprehensive transaction to extend the maturities of the Notes and the Term Loans. The material terms of this transaction are set forth in the term sheet (the “Term Sheet”) included in the Cleansing Material (as defined below).

All of the Term Lenders and all but one of the Noteholders have agreed to extended confidentiality agreements (as amended, the “Confidentiality Agreements”) and the parties are working together to document the agreement and implement the transaction. That Noteholder objected in particular to the provision establishing The Neiman Marcus Group LLC as co-issuer of the Company’s indebtedness, but is otherwise generally supportive of the Company.

Beginning on or around February 13, 2019, the Company resumed confidential discussions and negotiations under separate Confidentiality Agreements with the Noteholders and the Term Lenders. As part of such discussions and negotiations, on February 13, 2019, the Company made presentations to the Noteholders and the Term Lenders.

The foregoing transactions are subject to the execution of definitive documentation and may not be completed as contemplated in the Term Sheet.  If the Company is unable to complete the transactions or any other alternative transaction, on favorable terms or at all, due to market conditions or otherwise, its financial condition could be materially and adversely affected.

In accordance with the Confidentiality Agreements, the Company is making disclosure herein of certain information (including material non-public information) provided to the Noteholders, the Term Lenders and their respective financial and legal advisers (the “Cleansing Material”) in connection with the above referenced discussions and negotiations.  The Cleansing Material is attached in Exhibit 99.1 hereto and incorporated herein by reference.

In connection with the foregoing, the Company also disclosed to the Noteholders and the Term Lenders that, for the second fiscal quarter ended January 26, 2019, it expects to report an increase in comparable revenues on a U.S. basis of 0.5% to 1.0% from the second quarter of fiscal year 2018, representing the sixth consecutive quarter of comparable revenue increases.  In addition, year-to-date Adjusted EBITDA through the second quarter of fiscal year 2019 is expected to be generally consistent with previously disclosed expectations.  These are preliminary estimates, which are based on the most current information available to management as of the date of this current report, and such estimates are subject to the completion of the Company’s quarter-end financial closing procedures.

The Company has included statements in this current report that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act, as amended, and Section 27A of the Securities Act of 1933, as amended.

As a general matter, forward-looking statements are those focused on future or anticipated events or trends, expectations and beliefs including, among other things, the Company’s expectations with respect to the amend and extend transaction described herein. Such statements are intended to be identified by using words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “project,” “plan” and similar expressions in connection with any discussion of future operating or financial performance. Any forward-looking statements are and will be based upon the Company’s then-current expectations, estimates and assumptions regarding future events and are applicable only as of the dates of such statements. Readers are cautioned not to put undue reliance on such forward-looking statements. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those projected in this current report for reasons, among others, including (i) the ability of the Company to effect the transactions described in the Term Sheet, (ii) the availability of alternative transactions, (iii) general market conditions and (iv) those reasons discussed in the reports and other documents the Company files from time to time with the Securities and Exchange Commission, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections contained in the Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2018. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The information disclosed in Item 2.02 and this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit Number	Description
99.1	Cleansing Material

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEIMAN MARCUS GROUP LTD LLC

Date: March 1, 2019	By:	/s/ Tracy M. Preston

	Name:	Tracy M. Preston

	Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary